General (Details) - USD ($) $ in Thousands		1 Months Ended		12 Months Ended
	Feb. 02, 2022	Feb. 28, 2022	Mar. 24, 2021	Dec. 31, 2021	Dec. 31, 2020
General (Details) [Line Items]
Working capital deficit				$ 1,000	$ 800
Accumulated deficit				4,500	3,700
Operating activity				900	$ 400
Preferred shares issued (in Shares)			489,812
Purchase of an aggregate ordinary Shares (in Shares)			489,812
Aggregate gross proceeds			$ 1,500
Aggregate amount				$ 11
Subsequent Event [Member]
General (Details) [Line Items]
Description, of initial public offering	the Company closed an initial public offering (“IPO”) of 4,244,088 shares and 4,244,088 warrants, in which each warrant to purchase one ordinary share. Company’s Net proceeds from the IPO was approximately $15 million
Total amount		$ 1,200